LOAN NUMBER	LOAN NAME	ACCT. NUMBER	NOTE DATE	INITIALS
CL1004027501	WidePoint Corporation		12/30/11
NOTE AMOUNT	INDEX (w/Margin)	RATE	MATURITY DATE	LOAN PURPOSE
$8,000,000.00	Wall Street Journal Prime plus 0.500%	3.750%	06/30/13	Commercial
Creditor Use Only

PROMISSORY NOTE
(Commercial - Revolving Draw)

DATE AND PARTIES.  The date of this Promissory Note (Note) is December 30, 2011.  The parties and their addresses are:

LENDER:
CARDINAL BANK
8270 Greensboro Drive
Suite 500
McLean, VA  22102
Telephone:  (703) 584-3430

BORROWER:
WIDEPOINT CORPORATION
a Delaware Corporation
18W100  22nd Street, Suite 124
Oakbrook Terrace, IL 60181

WIDEPOINT SOLUTIONS CORPORATION
a Delaware Corporation
18W100  22nd Street, Suite 124
Oakbrook Terrace, IL 60181

WIDEPOINT IL, INC.
an Illinois Corporation
18W100  22nd Street, Suite 124
Oakbrook Terrace, IL 60181

WIDEPOINT NBIL, INC.
an Illinois Corporation
18W100  22nd Street, Suite 124
Oakbrook Terrace, IL 60181

ADVANCED RESPONSE CONCEPTS CORPORATION
a Delaware Corporation
18W100  22nd Street, Suite 124
Oakbrook Terrace, IL 60181

PROTEXX TECHNOLOGY CORPORATION
a Delaware Corporation
18W100  22nd Street, Suite 124
Oakbrook Terrace, IL 60181

OPERATIONAL RESEARCH CONSULTANTS, INC.
a Virginia Corporation
11250 Waples Mills, South Tower, Suite 250
Fairfax, VA 22030

ISYS, LLC
a Virginia Limited Liability Company
7926 Jones Branch Drive, Suite 520
McLean, VA 22102

{00078871;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
VA/4XGolsonl00225400007854048122911N	Wolters Kluwer Financial Services -1996, 2011 Bankers Systems*	Page 1

WIDEPOINT OHIO REAL ESTATE CORPORATION
an Ohio Corporation
18W100  22nd Street, Suite 124
Oakbrook Terrace, IL 60181

CONFESSION OF JUDGMENT.  I appoint and authorize Neil I. Title and Julian Karpoff, either of whom may act alone, 1840 Wilson Boulevard, #205, Arlington, VA 22201, attorneys in fact, to appear in the office of Arlington County Circuit Court, Virginia, to confess judgment against me, in favor of you, if I default on this agreement.  The confession of judgment may be without process and ONLY for any amount of PRINCIPAL and INTEREST due on this Note.

In this notice, "you" means the Borrower.  IMPORTANT NOTICE:  THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

1. DEFINITIONS.  As used in this Note, the terms have the following meanings:

A. Pronouns.  The pronouns "I," "me," and "my" refer to each Borrower signing this Note, individually and together.  "You" and "Your" refer to the Lender.

B. Note.  Note refers to this document, and any extensions, renewals, modifications and substitutions of this Note.

C. Loan.  Loan refers to this transaction generally, including obligations and duties arising from the terms of all documents prepared or submitted for this transaction such as applications, security agreements, disclosures or notes, and this Note.

D. Loan Documents.  Loan Documents refer to all the documents executed as a part of or in connection with the Loan.

E. Property.  Property is any property, real, personal or intangible, that secures my performance of the obligations of this Loan.

F. Percent.  Rates and rate change limitations are expressed as annualized percentages.

G. Dollar Amounts.  All dollar amounts will be payable in lawful money of the United States of America.

2. PROMISE TO PAY.  For value received, I promise to pay you or your order, at your address, or at such other location as you may designate, the lesser of the aggregate unpaid amounts advanced from time to time under the terms of this Note or $8,000,000.00 (Principal) plus interest from the date of disbursement, on the unpaid outstanding Principal balance until this Note is paid in full and you have no further obligations to make advances to me under the Loan.

I may borrow up to the Principal amount more than one time.

All advances made will be made subject to all other terms and conditions of the Loan.

3. INTEREST.  Interest will accrue on the unpaid Principal balance of this Note at the rate of 3.750 percent (Interest Rate) until December 31, 2011, after which time it may change as described in the Variable Rate subsection.

A. Interest After Default.  If you declare a default under the terms of the Loan, including for failure to pay in full at maturity, you may increase the Interest Rate payable on the outstanding Principal balance of this Note.  In such event, interest will accrue on the outstanding Principal balance at the variable Interest Rate in effect from time to time, plus an additional 2.000 percent, until paid in full.

B. Maximum Interest Amount.  Any amount assessed or collected as interest under the terms of this Note will be limited to the maximum lawful amount of interest allowed by state or federal law, whichever is greater.  Amounts collected in excess of the maximum lawful amount will be applied first to the unpaid Principal balance.  Any remainder will be refunded to me.

C. Statutory Authority.  Rate statute for Virginia is not provided yet.

D. Accrual.  Interest accrues using an Actual/360 days counting method.

E. Variable Rate.  The Interest Rate may change during the term of this transaction.

(1) Index.  Beginning with the first Change Date, the Interest Rate will be based on the following index:  the base rate on corporate loans posted by at least 70% of the 10 largest U.S. banks known as the Wall Street Journal U.S. Prime Rate.

The Current Index is the most recent index figure available on each Change Date.  You do not guaranty by selecting this Index, or the margin, that the Interest Rate on this Note will be the same rate you charge on any other loans or class of loans you make to me or other borrowers.  If this Index is no longer available, you will substitute a similar index.  You will give me notice of your choice.

(2) Change Date.  Each date on which the Interest Rate may change is called a Change Date.  The Interest Rate may change December 31, 2011 and daily thereafter.

(3) Calculation Of Change.  On each Change Date you will calculate the Interest Rate, which will be the Current Index plus 0.500 percent.  The result of this calculation will be rounded to the nearest .001 percent.  Subject to any limitations, this will be the Interest Rate until the next Change Date.  The new Interest Rate will become effective on each Change Date.  The Interest Rate and other charges on this Note will never exceed the highest rate or charge allowed by law for this Note.

(4) Limitations.  The Interest Rate changes are subject to the following limitations:

(a) Lifetime.  The Interest Rate will never be less than 3.750 percent.

(5) Effect Of Variable Rate.  A change in the Interest Rate will have the following effect on the payments:  The amount of scheduled payments will change.

{00078871;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
VA/4XGolsonl00225400007854048122911N	Wolters Kluwer Financial Services -1996, 2011 Bankers Systems*	Page 2

4. ADDITIONAL CHARGES.  As additional consideration, I agree to pay, or have paid, the fees and charges listed on the APPENDIX: FEES AND CHARGES, which is attached to and made part of this Note.

5. REMEDIAL CHARGES.  In addition to interest or other finance charges, I agree that I will pay these additional fees based on my method and pattern of payment.   Additional remedial charges may be described elsewhere in this Note.

A. Late Charge.  If a payment is more than 10 days late, I will be charged 5.000 percent of the Unpaid Portion of Payment.  I will pay this late charge promptly but only once for each late payment.

B. Returned Check Charge.  I agree to pay a fee not to exceed $32.00 for each check, negotiable order of withdrawal or draft I issue in connection with the Loan that is returned because it has been dishonored.

C. Stop Payment Fee.  A Stop Payment Fee equal to $30.00.

6. GOVERNING AGREEMENT.  This Note is further governed by the Commercial Loan Agreement executed between you and me as a part of this Loan, as modified, amended or supplemented.  The Commercial Loan Agreement states the terms and conditions of this Note, including the terms and conditions under which the maturity of this Note may be accelerated.  When I sign this Note, I represent to you that I have reviewed and am in compliance with the terms contained in the Commercial Loan Agreement.

7. PAYMENT.  I agree to pay all accrued interest on the balance outstanding from time to time in regular payments beginning January 30, 2012, then on the same day of each month thereafter.  Any payment scheduled for a date falling beyond the last day of the month, will be due on the last day.  A final payment of the entire unpaid outstanding balance of Principal and interest will be due June 30, 2013.

Payments will be rounded to the nearest $.01.  With the final payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf.  Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will, instead, be made on the last day of such month.

Interest payments will be applied first to any charges I owe other than late charges, then to accrued, but unpaid interest, then to late charges.  Principal payments will be applied first to the outstanding Principal balance, then to any late charges.  If you and I agree to a different application of payments, we will describe our agreement on this Note.  The actual amount of my final payment will depend on my payment record.

8. PREPAYMENT.  I may prepay this Loan in full or in part at any time.  Any partial prepayment will not excuse any later scheduled payments until I pay in full.

9. LOAN PURPOSE.  The purpose of this Loan is working capital line of credit.

10. ADDITIONAL TERMS.  PRIOR OBLIGATION. This agreement is a refinance and modification of the indebtedness evidenced by that certain Promissory Note from WidePoint Corporation, Widepoint IL, Inc., WIDEPOINT NBIL, Inc., Chesapeake Government Technologies, Inc., and Operational Research Consultants, Inc. (the "Prior Borrower") to Lender dated August 16, 2007 in the principal amount of $2,000,000.00.

LOAN AGREEMENT. This agreement is subject to that certain Commercial Loan Agreement between Borrower and Lender dated December 30, 2011, all terms and conditions of which, notwithstanding anything herein to the contrary, are incorporated and made a part herein.

11. SECURITY.  The Loan is secured by separate security instruments prepared together with this Note as follows:

Document Name	Parties to Document

Security Agreement
WidePoint Corporation, Widepoint IL, Inc., WIDEPOINT NBIL, Inc., Widepoint Solutions Corp., Advanced Response Concepts Corporation, Protexx Technology Corporation, Operational Research Consultants, Inc.,  iSYS, LLC, Widepoint Ohio Real Estate Corp.

12. DUE ON SALE OR ENCUMBRANCE.  You may, at your option, declare the entire balance of this Note to be immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, transfer or sale of all or any part of the Property.  This right is subject to the restrictions imposed by federal law (12 C.F.R. 591), as applicable.  However, if I am in default under this Agreement, I may not sell the inventory portion of the Property even in the ordinary course of business.

13. WAIVERS AND CONSENT.  To the extent not prohibited by law, I waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.

A. Additional Waivers By Borrower.  In addition, I, and any party to this Note and Loan, to the extent permitted by law, consent to certain actions you may take, and generally waive defenses that may be available based on these actions or based on the status of a party to this Note.

(1) You may renew or extend payments on this Note, regardless of the number of such renewals or extensions.

(2) You may release any Borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.

(3) You may release, substitute or impair any Property securing this Note.

(4) You, or any institution participating in this Note, may invoke your right of set-off.

(5) You may enter into any sales, repurchases or participations of this Note to any person in any amounts and I waive notice of such sales, repurchases or participations.

(6) I agree that any of us signing this Note as a Borrower is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.

{00078871;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
VA/4XGolsonl00225400007854048122911N	Wolters Kluwer Financial Services -1996, 2011 Bankers Systems*	Page 3

B. No Waiver By Lender.  Your course of dealing, or your forbearance from, or delay in, the exercise of any of your rights, remedies, privileges or right to insist upon my strict performance of any provisions contained in this Note, or any other Loan Document, shall not be construed as a waiver by you, unless any such waiver is in writing and is signed by you.

14. COMMISSIONS.  I understand and agree that you (or your affiliate) will earn commissions or fees on any insurance products, and may earn such fees on other services that I buy through you or your affiliate.

15. APPLICABLE LAW.  This Note is governed by the laws of Virginia, the United States of America, and to the extent required, by the laws of the jurisdiction where the Property is located, except to the extent such state laws are preempted by federal law.  In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Virginia, unless otherwise required by law.

16. JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS.  My obligation to pay the Loan is independent of the obligation of any other person who has also agreed to pay it.  You may sue me alone, or anyone else who is obligated on the Loan, or any number of us together, to collect the Loan.  Extending the Loan or new obligations under the Loan, will not affect my duty under the Loan and I will still be obligated to pay the Loan.  This Note shall inure to the benefit of and be enforceable by you and your successors and assigns and shall be binding upon and enforceable against me and my personal representatives, successors, heirs and assigns.

17. AMENDMENT, INTEGRATION AND SEVERABILITY.  This Note may not be amended or modified by oral agreement.  No amendment or modification of this Note is effective unless made in writing and executed by you and me.  This Note and the other Loan Documents are the complete and final expression of the agreement.  If any provision of this Note is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.  No present or future agreement securing any other debt I owe you will secure the payment of this Loan if, with respect to this loan, you fail to fulfill any necessary requirements or limitations of Sections 19(a), 32 or 35 of Regulation Z or if, as a result, this Loan would become subject to Section 670 of the John Warner National Defense Authorization Act for Fiscal Year 2007.

18. INTERPRETATION.  Whenever used, the singular includes the plural and the plural includes the singular.  The section headings are for convenience only and are not to be used to interpret or define the terms of this Note.

19. NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS.  Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party's address listed in the DATE AND PARTIES section, or to any other address designated in writing.  Notice to one Borrower will be deemed to be notice to all Borrowers.  I will inform you in writing of any change in my name, address or other application information.  I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Loan and to confirm your lien status on any Property.  Time is of the essence.

20. CREDIT INFORMATION.  I agree to supply you with whatever information you reasonably feel you need to decide whether to continue this Loan.  You will make requests for this information without undue frequency, and will give me reasonable time in which to supply the information.

21. ERRORS AND OMISSIONS.  I agree, if requested by you, to fully cooperate in the correction, if necessary, in the reasonable discretion of you of any and all loan closing documents so that all documents accurately describe the loan between you and me.  I agree to assume all costs including by way of illustration and not limitation, actual expenses, legal fees and marketing losses for failing to reasonably comply with your requests within thirty (30) days.

22. SIGNATURES.  By signing under seal, I agree to the terms contained in this Note.  I also acknowledge receipt of a copy of this Note.

{00078871;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
VA/4XGolsonl00225400007854048122911N	Wolters Kluwer Financial Services -1996, 2011 Bankers Systems*	Page 4

BORROWER:

WidePoint Corporation

By	(Seal)
James T. McCubbin, Executive Vice President

WidePoint Solutions Corp.

By	(Seal)
James T. McCubbin, Vice President

Widepoint IL, Inc.

By	(Seal)
James T. McCubbin, Vice President

WIDEPOINT NBIL, Inc.

By	(Seal)
James T. McCubbin, Vice President

Widepoint Ohio Real Estate Corp.

By	(Seal)
James T. McCubbin, Vice President

Operational Research Consultants, Inc.

By	(Seal)
James T. McCubbin, Vice President

iSYS, LLC

By	(Seal)
James T. McCubbin , Vice President

Advanced Response Concepts Corporation

By	(Seal)
James T. McCubbin, Vice President

Protexx Acquistion Corporation

By	(Seal)
James T. McCubbin, Vice President

ACKNOWLEDGMENT (REQUIRED FOR CONFESSION OF JUDGMENT):

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin – Executive Vice President of WidePoint Corporation a Delaware corporation, on behalf of the corporation.

My commission expires:
(Notary Public)

{00078871;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
VA/4XGolsonl00225400007854048122911N	Wolters Kluwer Financial Services -1996, 2011 Bankers Systems*	Page 5

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin - Vice President of Widepoint IL, Inc. an Illinois corporation, on behalf of the corporation.

My commission expires:
(Notary Public)

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin - Vice President of WIDEPOINT NBIL, Inc. an Illinois corporation, on behalf of the corporation.

My commission expires:
(Notary Public)

{00078871;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
VA/4XGolsonl00225400007854048122911N	Wolters Kluwer Financial Services -1996, 2011 Bankers Systems*	Page 6

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin - Vice President of Widepoint Ohio Real Estate Corp., a Ohio corporation, on behalf of the corporation.

My commission expires:
(Notary Public)

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin - Vice President of Operational Research Consultants, Inc. a Virginia corporation, on behalf of the corporation.

My commission expires:
(Notary Public)

{00078871;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
VA/4XGolsonl00225400007854048122911N	Wolters Kluwer Financial Services -1996, 2011 Bankers Systems*	Page 7

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin - Vice President of Advanced Response Concepts Corporation, a Delaware corporation, on behalf of the corporation.

My commission expires:
(Notary Public)

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin  - Vice President of iSYS, LLC a Limited Liability Company on behalf of the Limited Liability Company.

My commission expires:
(Notary Public)

{00078871;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
VA/4XGolsonl00225400007854048122911N	Wolters Kluwer Financial Services -1996, 2011 Bankers Systems*	Page 8

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin - Vice President of Protexx Technology Corporation, a Delaware corporation, on behalf of the corporation.

My commission expires:
(Notary Public)

(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by James T. McCubbin - Vice President of Widepoint Solutions Corp., a Delaware corporation, on behalf of the corporation.

My commission expires:
(Notary Public)

APPENDIX:  FEES AND CHARGES

As described in the ADDITIONAL CHARGES section of the attached Note, I agree to pay, or have paid, these additional fees and charges.

Nonrefundable Fees and Charges.  The following fees are earned when collected and will not be refunded if I prepay this Note before the scheduled maturity date.

Commitment.  ACommitment fee of $3,000.00 payable from separate funds on or before today's date.

{00078871;v1}WidePoint Corporation
Virginia Promissory Note		Initials ______
VA/4XGolsonl00225400007854048122911N	Wolters Kluwer Financial Services -1996, 2011 Bankers Systems*	Page 9